UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006
G REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-50261	52-2362509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200		92705
Santa Ana, California		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
Pursuant to our plan of liquidation, which was approved by our stockholders on February 27, 2006, we sold the following properties on the dates indicated below.
Disposition of Brunswig Square
On July 26, 2006, we entered into an agreement for the sale of the Brunswig Square property located in Los Angeles, California, to Jamison Properties Inc., an unaffiliated third party, for a sales price of $26,900,000. On September 13, 2006 and October 4, 2006, we entered into amendments to the agreement to extend the closing date. On October 6, 2006, we sold the Brunswig Square property. We received net cash proceeds totaling approximately $9,639,000 after pay-off of the related mortgage loan and the payment of closing costs and other transaction expenses. A property disposition fee of $404,000, or 1.5% of the sales price, was paid to Triple Net Properties Realty, Inc., or Realty, an affiliate of our advisor. A sales commission of $336,000, or 1.25% of the sales price, was also paid to an unaffiliated broker.
Disposition of Centerpoint Corporate Park
On September 14, 2006, we entered into an agreement for the sale of the Centerpoint Corporate Park property located in Kent, Washington, to Archon Acquisition, LLC, an unaffiliated third party, for a sales price of $77,800,000. On September 15, 2006, we entered into an amendment to the agreement to extend the inspection period to September 19, 2006. On September 19, 2006, we entered into a second amendment to the agreement to amend the sales price to $77,525,000. On October 17, 2006, we sold the Centerpoint Corporate Park property. We received net cash proceeds totaling approximately $33,707,000 after pay-off of the related credit facility and the payment of closing costs and other transaction expenses. A property disposition fee of $1,163,000, or 1.5% of the sales price, was paid to Realty. A sales commission of $465,000, or 0.6% of the sales price, was also paid to an unaffiliated broker.
Disposition of 5508 Highway 290
On October 19, 2006, we entered into an agreement for the sale of the 5508 Highway 290 property located in Austin, Texas, to The Commons at Cliff Creek LTD, an unaffiliated third party, for a sales price of $10,200,000. On October 24, 2006, we entered into an amendment to the agreement to extend the inspection period, amend the closing date, and to provide the buyer with certain tenant improvement, leasing commission and free rent credits. On November 14, 2006, we sold the 5508 Highway 290 property. We paid $862,000 upon the disposition of the property to pay off the related credit facility and to pay closing costs and other transaction expenses. A property disposition fee of $150,000, or 1.5% of the sales price, was paid to Realty. A sales commission of $450,000, or 4.4% of the sales price, was also paid to unaffiliated brokers.
Disposition of Department of Children and Family Campus
On August 8, 2006, we entered into an agreement for the sale of the Department of Children and Family Campus property located in Plantation, Florida, to tenant in common, or TIC, investors managed by our advisor for a sales price of $13,000,000. On October 30, 2006, we entered into an amendment to the agreement to amend the closing date to on or before November 30, 2006. On November 15, 2006, we sold the Department of Children and Family Campus property. We received net cash proceeds totaling approximately $2,898,000 after pay-off of the related credit facility and the payment of closing costs and other transaction expenses.
Disposition of Public Ledger Building
On September 19, 2006, we entered into an agreement for the sale of the Public Ledger Building property located in Philadelphia, Pennsylvania, to J Grasso Properties, LLC, an unaffiliated third party for a sales price of $43,000,000. On November 22, 2006, we sold the Public Ledger Building property. We received net cash proceeds totaling approximately $13,933,000 after pay-off of the related mortgage loan and the payment of closing costs and other transaction expenses. A property disposition fee of $645,000, or 1.5% of the sales price, was paid to Realty. A sales commission of $430,000, or 1.0% of the sales price, was also paid to an unaffiliated broker.

Disposition of Atrium Building
On August 22, 2006, we entered into an agreement for the sale of the Atrium Building property located in Lincoln, Nebraska, to Sequoia Investments XVIII, LLC, an unaffiliated third party for a sales price of $6,305,000. On September 22, 2006, we entered into an amendment to the agreement to extend the inspection period to October 6, 2006. On October 27, 2006, we entered into a reinstatement of and second amendment to the agreement to amend the sales price to $5,805,000 and to amend the closing date to no later than 48 days following the effective date of the amendment. On December 15, 2006, we sold the Atrium Building property. We paid $219,000 upon the disposition of the property to pay off the related mortgage loan and to pay closing costs and other transaction expenses. A property disposition fee of $87,000, or 1.5% of the sales price, was paid to Realty. A sales commission of $174,000, or 3.0% of the sales price, was also paid to an unaffiliated broker.
Disposition of Gemini Plaza
On October 10, 2006, we entered into an agreement for the sale of the Gemini Plaza property located in Houston, Texas, to Manuchehr Khoshbin, an unaffiliated third party for a sales price of $17,000,000. On October 27, 2006, we entered into a reinstatement of and first amendment to the agreement to provide escrow with a $500,000 deposit, to give the buyer a $250,000 credit at closing and to state that closing shall occur on or before December 31, 2006. On December 29, 2006, we sold the Gemini Plaza property. We received net cash proceeds totaling approximately $5,633,000 after pay-off of the related mortgage loan and the payment of closing costs and other transaction expenses. A property disposition fee of $255,000, or 1.5% of the sales price, was paid to Realty. A sales commission of $251,000, or 1.5% of the sales price, was also paid to an unaffiliated broker.

ITEM 9.01 Financial Statements and Exhibits.
     (b) Pro forma financial information.
     The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of September 30, 2006 (Liquidation Basis)

II.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Nine Months Ended September 30, 2006 (Liquidation Basis)

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005 (Going Concern Basis)
G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Brunswig Square, Centerpoint Corporate Park, 5508 Highway 290, Department of Children and Family Campus, Public Ledger Building, Atrium Building and Gemini Plaza properties, or collectively, the Properties, been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our December 31, 2005 Annual Report on Form 10-K and our September 30, 2006 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statement of net assets as of September 30, 2006 (liquidation basis) is presented as if the disposition of the Properties had occurred on September 30, 2006.
The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the nine months ended September 30, 2006 (liquidation basis) is presented as if the disposition of the Properties had occurred on January 1, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 (going concern basis) is presented as if the disposition of the Properties had occurred on January 1, 2005.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the dispositions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of September 30, 2006
(Unaudited — Liquidation Basis)

					Sale of
			Sale of		Department of
		Sale of Brunswig	Centerpoint	Sale of 5508	Children and	Sale of Public	Sale of Atrium	Sale of Gemini
	Company	Square Property	Corporate Park	Highway 290	Family Campus	Ledger Building	Building	Plaza Property		Company Pro
	Historical (A)	(B)	Property (C)	Property (D)	Property (E)	Property (F)	Property (G)	(H)		forma

ASSETS
Real estate investments:
Real estate held for sale	$603,232,000	$(25,182,000)	$(73,607,000)	$(9,294,000)	$(12,974,000)	$(40,451,000)	$(5,358,000)	$(15,806,000)		$420,560,000

Investments in unconsolidated real estate	16,578,000	—	—	—	—	—	—	—		16,578,000

	619,810,000	(25,182,000)	(73,607,000)	(9,294,000)	(12,974,000)	(40,451,000)	(5,358,000)	(15,806,000)		437,138,000

Cash and cash equivalents	161,543,000	10,042,000	33,676,000	(832,000)	2,659,000	14,064,000	821,000	6,484,000		228,457,000
Restricted cash	11,813,000	(909,000)	—	—	—	(329,000)	(909,000)	(920,000)		8,746,000
Investment in marketable securities	—	—	—	—	—	—	—	—		—
Accounts receivable, net	32,602,000	—	—	—	—	—	—	—		32,602,000
Accounts receivable from related parties	194,000	—	—	—	—	—	—	—		194,000

Total assets	825,962,000	(16,049,000)	(39,931,000)	(10,126,000)	(10,315,000)	(26,716,000)	(5,446,000)	(10,242,000)		707,137,000

LIABILITIES
Mortgages payable secured by properties held for sale	279,693,000	(15,563,000)	—	—	—	(24,578,000)	(3,461,000)	(10,126,000)		225,965,000
Credit facility secured by properties held for sale and other debt	58,369,000	—	(39,879,000)	(9,588,000)	(8,881,000)	—	—	—		21,000

Accounts payable and accrued liabilities	16,520,000	(576,000)	(121,000)	(204,000)	(208,000)	(1,107,000)	(98,000)	(44,000)		14,162,000

Accounts payable due to related parties	1,434,000	—	—	—	—	—	—	—		1,434,000
Security deposits and prepaid rent	4,998,000	(128,000)	(670,000)	(140,000)	(343,000)	(278,000)	(116,000)	(122,000)		3,201,000

Liability for estimated costs in excess of estimated receipts during liquidation	2,755,000	96,000	246,000	(82,000)	(401,000)	(137,000)	(2,129,000)	209,000		557,000

Total liabilities	363,769,000	(16,171,000)	(40,424,000)	(10,014,000)	(9,833,000)	(26,100,000)	(5,804,000)	(10,083,000)		245,340,000
Commitments and contingencies

Net assets in liquidation	$462,193,000	$122,000	$493,000	$(112,000)	$(482,000)	$(616,000)	$358,000	$(159,000)	(J)	$461,797,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Nine Months Ended September 30, 2006
(Unaudited — Liquidation Basis)

					Sale of
			Sale of		Department of
		Sale of	Centerpoint	Sale of 5508	Children and	Sale of Public	Sale of Atrium	Sale of Gemini
	Company	Brunswig Square	Corporate Park	Highway 290	Family Campus	Ledger Building	Building	Plaza Property		Company Pro
	Historical (A)	Property (I)	Property (I)	Property (I)	Property (I)	Property (I)	Property (I)	(I)		forma

Net assets in liquidation, beginning of period	$453,459,000	$(2,406,000)	$15,565,000	$(924,000)	$2,532,000	$1,942,000	$(1,256,000)	$(2,746,000)		$466,166,000

Changes in net assets in liquidation:
Changes to liability for estimated costs in excess of estimated receipts during liquidation
Operating income	(17,894,000)	473,000	1,947,000	160,000	(683,000)	(122,000)	(65,000)	619,000		(15,565,000)
Distributions received from unconsolidated properties	(1,041,000)	—	—	—	—	—	—	—		(1,041,000)
Payments of liquidation costs and other amounts	10,231,000	(23,000)	(297,000)	63,000	564,000	3,661,000	302,000	—		14,501,000
Distributions to stockholders	8,235,000	—	—	—	—	—	—	—		8,235,000
Change in estimated costs in excess of estimated receipts during liquidation	(767,000)	756,000	1,940,000	93,000	370,000	(1,350,000)	1,060,000	96,000		2,198,000

Change to liability for estimated costs in excess of estimated receipts during liquidation	(1,236,000)	1,206,000	3,590,000	316,000	251,000	2,189,000	1,297,000	715,000		8,328,000

Change in fair value of assets and liabilities:
Change in fair value of marketable securities	(132,000)	—	—	—	—	—	—	—		(132,000)
Change in fair value of real estate investments	26,103,000	2,062,000	(17,173,000)	705,000	(3,147,000)	(558,000)	480,000	2,437,000		10,909,000
Change in assets and liabilities due to activity in liability for estimated costs in excess of estimated receipts during liquidation	469,000	(450,000)	(1,650,000)	(223,000)	119,000	(3,539,000)	(237,000)	(619,000)		(6,130,000)

Net increase (decrease) in fair value	26,440,000	1,612,000	(18,823,000)	482,000	(3,028,000)	(4,097,000)	243,000	1,818,000		4,647,000

Liquidating distributions to stockholders	(16,470,000)	—	—	—	—	—	—	—		(16,470,000)

Change in net assets in liquidation	8,734,000	2,818,000	(15,233,000)	798,000	(2,777,000)	(1,908,000)	1,540,000	2,533,000		(3,495,000)

Net assets in liquidation, end of period	$462,193,000	$412,000	$332,000	$(126,000)	$(245,000)	$34,000	$284,000	$(213,000)	(J)	$462,671,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
(Unaudited — Going Concern Basis)

		Sale of Brunswig Square
		Centerpoint Corporate Park,
		5508 Highway 290, Department of
		Children an Family Campus,
		Public Ledger Building, Atrium Building
	Company	and Gemini Plaza Properties	Company
	Historical(K)	(L)	Pro forma
Expenses:
General and administrative	$4,006,000	$—	$4,006,000

Operating loss	(4,006,000)	—	(4,006,000)
Other (expense) income:
Interest expense (including amortization of deferred financing costs)	(2,054,000)	—	(2,054,000)
Interest and dividend income	695,000	—	695,000
Gain on sale of marketable securities	572,000	—	572,000
Equity in earnings of unconsolidated real estate	1,337,000	—	1,337,000
Other expense, net	(250,000)		(250,000)

Loss from continuing operations	$(3,706,000)	$—	$(3,706,000)

Weighted-average number of common shares outstanding — basic and diluted	43,867,000	—	43,867,000

Loss from continuing operations per common share — basic and diluted	$(0.08)	$—	$(0.08)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
For the Year Ended December 31, 2005 and the Nine Months Ended September 30, 2006
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our September 30, 2006 Quarterly Report on Form 10-Q.

(B)	Adjustments have been made for the sale of the Brunswig Square property to an unaffiliated third party for $26,900,000, and therefore our real estate held for sale would have been decreased by the amount related to the Brunswig Square property. We would have received pro forma net cash proceeds of $10,042,000, after return of the reserves and the collateral account of $909,000, payment of the mortgage loan balance of $15,563,000, accrued property taxes and recognition of deferred revenue of $576,000 and payment of security deposits and prepaid rent of $128,000 as of September 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of September 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been increased by $96,000.

(C)	Adjustments have been made for the sale of the Centerpoint Corporate Park property to an unaffiliated third party for $77,525,000, and therefore our real estate held for sale would have been decreased by the amount related to the Centerpoint Corporate Park property. We would have received pro forma net cash proceeds of $33,676,000, after payment of the credit facility balance of $39,879,000, accrued interest of $121,000 and security deposits and prepaid rent of $670,000 as of September 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of September 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been increased by $246,000.

(D)	Adjustments have been made for the sale of the 5508 Highway 290 property to an unaffiliated third party for $10,200,000, and therefore our real estate held for sale would have been decreased by the amount related to the 5508 Highway 290 property. We would have paid $832,000 to pay off the credit facility balance of $9,588,000, accrued property taxes of $204,000 and security deposits and prepaid rent of $140,000 as of September 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of September 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been decreased by $82,000.

(E)	Adjustments have been made for the sale of the Department of Children and Family Campus to TIC investors managed by our advisor for $13,000,000, and therefore our real estate held for sale would have been decreased by the amount related to the Department of Children and Family Campus property. We would have received pro forma net cash proceeds of $2,659,000, after payment of the credit facility balance of $8,881,000, accrued property taxes of $208,000 and prepaid rent of $343,000 as of September 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of September 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been decreased by $401,000.

(F)	Adjustments have been made for the sale of the Public Ledger Building property to an unaffiliated third party for $43,000,000, and therefore our real estate held for sale would have been decreased by the amount related to the Public Ledger Building property. We would have received pro forma net cash proceeds of $14,064,000, after return of the reserves and the collateral account of $329,000, payment of the mortgage loan balance of $24,578,000, accrued interest and recognition of deferred revenue of $1,107,000, and payment of security deposits and prepaid rent of $278,000 as of September 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of September 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been decreased by $137,000.

(G)	Adjustments have been made for the sale of the Atrium Building property to an unaffiliated third party for $5,805,000, and therefore our real estate held for sale would have been decreased by the amount related to the Atrium Building property. We would have received pro forma net cash proceeds of $821,000, after return of the reserves and the collateral account of $909,000, payment of the mortgage loan balance of $3,461,000, accrued interest and property taxes of $98,000 and security deposits and prepaid rent of $116,000 as of September 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of September 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been decreased by $2,129,000.

(H)	Adjustments have been made for the sale of the Gemini Plaza property to an unaffiliated third party for $17,000,000, and therefore our real estate held for sale would have been decreased by the amount related to the Gemini Plaza property. We would have received pro forma net cash proceeds of $6,484,000, after return of the reserves and the collateral account of $920,000, payment of the mortgage loan balance of $10,126,000, accrued interest of $44,000 and prepaid rent of $122,000 as of September 30, 2006, and closing costs and other transaction expenses. As a result of the pro forma sale as of September 30, 2006, the reserve for estimated costs in excess of estimated receipts during liquidation would have been increased by $209,000.

(I)	These adjustments reflect the elimination of the changes in net assets in liquidation attributable to the property. The unaudited pro forma condensed consolidated statement of changes in net assets for the nine months ended September 30, 2006 is presented as if the disposition of the Property had occurred on January 1, 2005. The pro forma results exclude the impact of the gain on sale of the Property and the costs related to the disposition.

(J)	The unaudited pro forma condensed consolidated statement of changes in net assets for the nine months ended September 30, 2006 is presented as if the disposition of the Brunswig Square, Centerpoint Corporate Park, 5508 Highway 290, Department of Children and Family Campus, Public Ledger Building, Atrium Building and Gemini Plaza properties had occurred on January 1, 2005. The unaudited pro forma condensed consolidated statement of net assets as of September 30, 2006 is presented as if the disposition of the Brunswig Square, Centerpoint Corporate Park, 5508 Highway 290, Department of Children and Family Campus, Public Ledger Building, Atrium Building and Gemini Plaza properties had occurred on September 30, 2006. As such, there is a difference in the net assets in liquidation as of September 30, 2006 between the two statements.

(K)	As reported in our December 31, 2005 Annual Report on Form 10-K.

(L)	Actual revenues and expenses of the Brunswig Square, Centerpoint Corporate Park, 5508 Highway 290, Department of Children and Family Campus, Public Ledger Building, Atrium Building and Gemini Plaza properties for the year ended December 31, 2005 were presented as discontinued operations in our consolidated financial statements included in our December 31, 2005 Annual Report on Form 10-K. As such, there are no pro forma adjustments to continuing operations. Loss recorded of $23,000, or $0.00 per share, $493,000, or $0.01 per share, and $969,000, or $0.02 per share, related to the 5508 Highway 290, Department of Children and Family Campus and Public Ledger Building properties, respectively, for the year ended December 31, 2005 would decrease loss from discontinued operations by such amount. Income recorded of $11,000, or $0.00 per share, $212,000, or $0.00 per share, $36,000, or $0.00 per share, and $104,000, or $0.00 per share, related to the Brunswig Square, Centerpoint Corporate Park, Atrium Building and Gemini Plaza properties, respectively, for the year ended December 31, 2005 would increase loss from discontinued operations by such amount. The pro forma results exclude the impact of the gain on sale of the Brunswig Square, Centerpoint Corporate Park, 5508 Highway 290, Department of Children and Family Campus, Public Ledger Building, Atrium Building and Gemini Plaza properties and the costs related to the dispositions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: January 5, 2007	By:	/s/ Scott D. Peters

	Name:	Scott D. Peters
	Title:	Chief Executive Officer and President